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                              RSI RETIREMENT TRUST

                       Supplement dated February 27, 1997

                      to Prospectus dated January 28, 1997

The following is added as the first paragraph on page 50:

  "The Putnam Advisory Company, Inc. ('Putnam'), has resigned as sub-investment adviser to the Emerging Growth Equity Fund, effective as of the close of business on March 31, 1997. Retirement System Investors Inc., investment manager for the Investment Fund, has commenced a search for a replacement sub-investment adviser and expects to make a recommendation to the RSI Retirement Trust Board of Directors at a meeting to be held on March 27, 1997. It is expected that the replacement sub-investment adviser will be submitted for Unitholder approval at the Trust Annual Meeting of Unitholders, to be held during June or July 1997."